UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Original Report (earliest event reported): May 23, 2008

APPLE REIT EIGHT, INC.

(Exact name of registrant as specified in its charter)

Virginia	000-53175	20-8268625
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

814 East Main Street, Richmond, Virginia	23219
(Address of principal executive offices)	(Zip Code)

(804) 344-8121

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Apple REIT Eight, Inc. hereby amends Item 9.01 of its Current Report on Form 8-K dated May 23, 2008 and filed (by the required date) on May 30, 2008 for the purpose of filing certain financial statements and information. In accordance with Rule 12b-15 under the Securities Exchange Act of 1934, as amended, this Amendment No. 1 sets forth the complete text of the item as amended.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

	Hilton Head, North Carolina

	(Audited)

	Independent Certified Public Accountant’s Report	3
	Balance Sheet – December 31, 2007	4
	Statement of Operations – Year Ended December 31, 2007	5
	Statement of Owners’ Equity – Year Ended December 31, 2007	6
	Statement of Cash Flows – Year Ended December 31, 2007	7
	Notes to Financial Statements	8

	(Unaudited)

	Balance Sheets – March 31, 2008 and December 31, 2007	13
	Statements of Operations – Three Months Ended March 31, 2008 and 2007	14
	Statements of Cash Flows – Three Months Ended March 31, 2008 and 2007	15

	Homecourt Portfolio

	Birmingham, Alabama

	The hotel in Birmingham, Alabama described in Item 2.01 of the From 8-K dated May 23, 2008 and filed on May 30, 2008 is part of a group of hotels. The selling entities within this group are related to each other through common ownership. We have previously purchased other hotels within this group of hotels.

	We have previously included financial statements regarding the hotels in a Form 8-K/A (amendment no. 1 to current report) filed with the Securities and Exchange Commission on June 20, 2008, which is incorporated herein by reference.

(b)	Pro forma financial information.

	The below pro forma financial information pertains to the hotels referred to in the financial statements (see (a) above) and to a separate group of recently purchased hotels.

	Apple REIT Eight, Inc. (Unaudited)

	Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2008	16
	Notes to Pro Forma Condensed Consolidated Balance Sheet	18
	Pro Forma Condensed Consolidated Statements of Operations for the Year Ended December 31, 2007 and Three Months Ended March 31, 2008	19
	Notes to Pro Forma Condensed Consolidated Statements of Operations	25

(c)	Shell company transactions.

	Not Applicable.

(d)	Exhibits.

	None.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Members of

Homecourt Hospitality Hilton Head 1, LLC and

Homecourt Hospitality Hilton Head 2, LLC:

We have audited the accompanying balance sheet of Hilton Garden Inn, Hilton Head Island, South Carolina, (a hotel owned by Homecourt Hospitality Hilton Head 1, LLC and Homecourt Hospitality Hilton Head 2, LLC) as of December 31, 2007, and the related statements of operations, owners’ equity and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America as established by the American Institute of Certified Public Accountants. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Hilton Garden Inn, Hilton Head Island, South Carolina as of December 31, 2007, and the results of its operations and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Grant Thorton LLP

Orlando, Florida

March 5, 2008

Hilton Garden Inn, Hilton Head Island, South Carolina

Balance Sheet

December 31, 2007

Assets
Property and equipment, net	$10,446,009
Cash	64,446
Restricted cash	289,490
Trade accounts receivable	8,095
Prepaid expenses and other assets	115,013
Intangible assets, net	137,385

Total assets	$11,060,438

Liabilities and Owners’ Equity
Note payable	$6,419,295
Accounts payable and accrued expenses	252,842

Total liabilities	6,672,137

Commitments and contingencies (Note G)

Total owners’ equity	4,388,301

Total liabilities and owners’ equity	$11,060,438

The accompanying notes are an integral part of this financial statement.

Hilton Garden Inn, Hilton Head Island, South Carolina

Statement of Operations

For the Year Ended December 31, 2007

Operating revenues:
Rooms	$2,172,132
Food & beverage	131,042
Other	92,802

Total revenues	2,395,976

Direct costs and expenses:
Rooms	451,281
Food and beverage	174,098
Other	33,005

Total direct costs and expenses	658,384

Total operating revenues, less direct costs and expenses	1,737,592

Operating expenses:
Depreciation and amortization expense	390,856
Administrative and general	205,629
Utilities	135,429
Property taxes	89,291
Property operations and maintenance	138,079
Management and franchise fees	155,676
Sales and marketing	198,953
Insurance and other expenses	126,022

Total operating expenses	1,439,935

Operating income	297,657

Other (expense) income:
Interest expense	(422,478)
Interest income	1,936

Total other (expense) income	(420,542)

Net loss	$(122,885)

The accompanying notes are an integral part of this financial statement.

Hilton Garden Inn, Hilton Head Island, South Carolina

Statement of Owners’ Equity

For the Year Ended December 31, 2007

Total Owners’ Equity
Balance, December 31, 2006	$4,681,186
Distributions to owners	(170,000)
Net loss	(122,885)

Balance, December 31, 2007	$4,388,301

The accompanying notes are an integral part of this financial statement.

Hilton Garden Inn, Hilton Head Island, South Carolina

Statement of Cash Flows

For the Year Ended December 31, 2007

Cash flows from operating activities:
Net loss	$(122,885)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization expense	390,856
Loan origination costs amortization	9,321
Changes in operating assets and liabilities:
Trade accounts receivable	5,267
Prepaid expenses and other assets	(76,197)
Accounts payable and accrued expenses	128,315

Net cash provided by operating activities	334,677

Cash flows from investing activities
Purchase of property and equipment	(105,337)

Net cash used in investing activities	(105,337)

Cash flows from financing activities:
Owner distributions	(170,000)
Payments on note payable	(111,179)
Restricted cash	1,887

Net cash used in financing activities	(279,292)

Net decrease in cash	(49,952)
Cash, beginning of year	114,398

Cash, end of year	$64,446

Supplemental disclosure of cash flow information – Cash paid for interest	$413,240

The accompanying notes are an integral part of this financial statement.

Homecourt Hospitality Hilton Head

Notes to Financial Statements

December 31, 2007

Note A—Hotel Organization

The Hilton Garden Inn located in Hilton Head Island, South Carolina (the Hotel), is owned by Homecourt Hospitality Hilton Head 1, LLC and Homecourt Hospitality Hilton Head 2, LLC (collectively, the Companies). The Companies, both Delaware limited liability companies, were formed in 2006 for the purpose of acquiring, owning, and operating the Hotel. The Hotel, consisting of 104 rooms, was purchased on December 5, 2006, including associated capitalized costs, for approximately $10,747,000.

On November 5, 2007, the Companies entered into a purchase contract with Apple Eight Hospitality Ownership, Inc. for the potential purchase of the Hotel for the purchase price of $12,000,000.

Note B—Summary of Significant Accounting Policies

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. The following is a summary of the Hotel’s significant accounting policies:

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Property and Equipment

Property and equipment are recorded at cost less accumulated depreciation. Major repairs and improvements are capitalized and normal maintenance and repairs are charged to expense as incurred. Depreciation is computed principally by the straight-line method over the following estimated useful lives of the related assets:

Buildings and improvements	15-39 years
Furniture, fixtures and equipment	3-10 years

Depreciation expense related to property and equipment totaled approximately $386,340 for the year ended December 31, 2007.

Valuation of Long-Lived Assets

The Hotel periodically reviews long-lived assets to be held and used in operations for impairment whenever events or changes in circumstances indicate the carrying value of an asset may not be recoverable. An impairment loss is recognized when the estimated, undiscounted, future cash flows from the assets are less than the carrying value of the assets. Assets to be disposed of are reported at the lower of their carrying amount or fair value less cost to sell. For the year ended December 31, 2007, no impairment loss has been identified or recorded.

Homecourt Hospitality Hilton Head

Notes to Financial Statements

December 31, 2007

Restricted Cash

Restricted cash represents escrow and reserve accounts held as compensating balances for the note payable. This restricted cash balance is not available for use in the Hotel operations.

Trade Accounts Receivable

Trade accounts receivable are primarily comprised of trade receivables due from guests of the Hotel. The Hotel uses the allowance method to account for uncollectible receivables. At December 31, 2007, no allowance for doubtful account was determined to be necessary. Recoveries of trade receivables previously written off are recorded when received.

Intangible Assets

Deferred loan costs are amortized on a straight-line basis over the term of the loan. The straight-line basis approximates the effective interest method of amortization for loan costs. The costs associated with the franchise agreement are being amortized over 14 years in accordance with the term of the agreement. Interest and amortization expense related to the intangible assets totaled approximately $13,800 for the year ended December 31, 2007.

Revenue Recognition

Revenue is derived from hotel and leisure operations, including the rental of rooms and food and beverage sales. Revenues are recognized when services have been provided. The Hotel presents sales and other taxes collected from customers on a net basis, accordingly, such taxes are not included in revenues or direct costs and expenses.

Income Taxes

Income taxes on earnings are payable personally by the owners of the Hotel pursuant to an election under Section 701 of the Internal Revenue Code and the Hotel is not taxed as a corporation. Accordingly, no provision has been made for federal or state income taxes in these financial statements.

Advertising Expense

The Hotel expenses the cost of advertising as incurred. Advertising expense for the year ended December 31, 2007 was approximately $6,300, and is included as part of administrative and general expenses in the accompanying statements of operations.

Homecourt Hospitality Hilton Head

Notes to Financial Statements

December 31, 2007

Recently Issued Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48, Accounting for Uncertainty in Income Taxes: an interpretation of FASB Statement No. 109. (FIN 48), which clarifies SFAS 109, establishes the criterion that an individual tax position has to meet for some or all of the benefits of that position to be recognized in the Company’s financial statements. On initial application, FIN 48 will be applied to all tax positions for which the statute of limitations remains open. Only tax positions that meet the more-likely-than-not recognition threshold at the adoption date will be recognized or continue to be recognized. The cumulative effect of applying FIN 48 will be reported as an adjustment to retained earnings at the beginning of the period in which it is adopted. FIN 48 is effective for fiscal years beginning after December 15, 2007, and will be adopted by the Hotel effective January 1, 2008. The Hotel currently does not believe that the adoption of FIN 48 will have a significant impact on its financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards (SFAS) No. 157, Fair Value Measurements (SFAS 157). SFAS 157 defines fair value, establishes a framework for measuring fair value and enhances disclosures about fair value measurements required under other accounting pronouncements, but does not change existing guidance as to whether or not an instrument is carried at fair value. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and will be adopted by the Hotel effective January 1, 2008. The Hotel is currently reviewing the provisions of SFAS 157 to determine the impact on its financial statements.

In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities (SFAS 159), which permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. SFAS No. 159 is effective for fiscal years beginning after November 15, 2007, and will be adopted by the Hotel effective January 1, 2008. The Company is currently evaluating the impact of adopting SFAS 159 on its financial position, cash flows and results of operations.

In December 2007, the FASB issued Statement 141 (revised 2007), Business Combinations (Statement 141R). Statement 141R changes how a reporting enterprise will account for the acquisition of a business in fiscal years beginning after December 15, 2008. When effective, Statement 141R will replace existing Statement 141 in its entirety. Statement 141R will apply, prospectively, to business combinations with an acquisition date on or after the beginning of the first annual reporting period beginning after December 15, 2008, and will be adopted by the Hotel effective January 1, 2009. The Hotel is currently reviewing the provisions of SFAS 141R to determine its impact on its financial statements.

Note C—Property and Equipment

Property and equipment consists of the following at December 31, 2007:

Land	$1,164,198
Buildings and improvements	8,411,863
Furniture, fixtures and equipment	1,276,765

Total	10,852,826
Less – Accumulated depreciation	(406,817)

Property and equipment, net	$10,446,009

Homecourt Hospitality Hilton Head

Notes to Financial Statements

December 31, 2007

Note D—Intangible Assets

Intangible assets consist of the following at December 31, 2007:

Deferred loan costs	$86,999
Deferred franchise fees	65,000

Total	151,999
Less – Accumulated amortization	(14,614)

Total intangible assets, net	$137,385

Note E—Note Payable

On December 5, 2006, the Hotel assumed a mortgage note payable bearing interest at 6.29%, with monthly principal and interest payments of $43,702, maturing April 11, 2016, at which time the entire outstanding principal balance will be due and payable. The outstanding balance as of December 31, 2007, was $6,419,295. Monthly payments to escrow and other restricted cash accounts are also required. The mortgage note payable is guaranteed by the members of the Hotel.

Total interest expense for the year ended December 31, 2007, was approximately $413,000. Total accrued interest as of December 31, 2007, was approximately $21,000. The bank loan is collateralized by the respective hotel buildings, structures, and other tangible property.

The bank loans require the Hotel to comply with certain operating and other covenants, restrict future encumbrances and limit situations where a change in control in the Hotel may occur. The covenants include the maintenance of certain insurance coverage, ability to provide monthly proceeds to restricted cash held by the bank, and restrictions on the sale or disposition of a significant portion of the Hotel’s assets. The Hotel is in compliance with the covenants, requirements and restrictions as of December 31, 2007.

Maturity of the loan is as follows:

2008	$124,184
2009	132,225
2010	140,785
2011	149,900
2012	159,606
Thereafter	5,712,595

$6,419,295

Note F—Owners’ Equity

Capital Contributions

The Hotel’s owners are Homecourt Hospitality Hilton Head 1, LLC (Hilton Head 1) and Homecourt Hospitality Hilton Head 2, LLC (Hilton Head 2). According to the tenants in common agreement (the Agreement), Hilton Head 1 and Hilton Head 2 are co-owners in the Hotel, each with a 50% interest in the Hotel. Profits and losses are shared in proportion to ownership.

Homecourt Hospitality Hilton Head

Notes to Financial Statements

December 31, 2007

Owners’ equity consists of the following at December 31, 2007:

	Hilton Head 1	Hilton Head 2	Total
Balance, December 31, 2006	$2,340,593	$2,340,593	$4,681,186
Capital distribution	(85,000)	(85,000)	(170,000)
Allocated net losses	(61,443)	(61,442)	(122,885)

Balance, December 31, 2007	$2,194,150	$2,194,151	$4,388,301

Note G—Commitments and Contingencies

Franchise Agreement

The Hotel is obligated to pay monthly assessments to Hilton Hotels Corporation, in accordance with the franchise agreement. Under the agreement, the Hotel is obligated to pay a program fee and a royalty fee based on a percentage of gross rooms revenue. Expenses under the franchise agreement totaled approximately $108,000 for the year ended December 31, 2007. The franchise agreement terminates on January 11, 2011.

Management Agreement

The Hotel is managed by Premier Hospitality Group, Inc. (the Manager), under a Management Agreement with a five year term that expires December 5, 2011. The Manager operates the Hotel in accordance with the standards outlined in the Management Agreement. Under the Management Agreement, the Hotel pays a management fee based on a percentage of total gross revenues derived from the operation of the Hotel, adjusted for certain expenses. Total management fees for the year ended December 31, 2007, were approximately $47,700.

Note H—Employee Benefit Plan

The employees of the Hotel are included in a retirement savings plan (the Plan) pursuant of Section 401(k) of the Internal Revenue Code. The Plan includes a deferred savings plan with a Hotel match to be placed in an individual retirement account (IRA). Employees may contribute a certain statutory maximum, which is set by law each year. At the discretion of the Hotel, employee contributions may be matched up to 3% of the employees pay or up to 50% of the employees elected deferral. As of December 31, 2007, no employees had elected to participate in the program.

Hilton Garden Inn, Hilton Head Island, South Carolina

Balance Sheets

	March 31, 2008	December 31, 2007
	(unaudited)
Assets
Property and equipment, net	$10,350,532	$10,446,009
Cash	114,103	64,446
Restricted cash	252,333	289,490
Trade accounts receivable	11,078	8,095
Prepaid expenses and other assets	50,253	115,013
Intangible assets, net	157,827	137,385

Total Assets	$10,936,126	$11,060,438

Liabilities and Owners’ Equity
Note payable	$6,390,117	$6,419,295
Accounts payable and accrued expenses	191,268	252,842

Total Liabilities	6,581,385	6,672,137

Total Owners’ Equity	4,354,741	4,388,301

Total Liabilities and Owners’ Equity	$10,936,126	$11,060,438

Hilton Garden Inn, Hilton Head Island, South Carolina

Statements of Operations

Three Month Periods Ended March 31, 2008 and 2007

Unaudited

	2008	2007
Operating revenues:
Rooms	$424,133	$409,883
Other	35,400	41,334

Total revenues	459,533	451,217

Expenses:
Operating expense	154,616	138,158
Depreciation and amortization expense	96,585	96,585
Administrative and general	47,096	41,535
Utilities	29,373	30,391
Property taxes	21,767	16,077
Property operations and maintenance	28,731	46,218
Management and franchise fees	22,552	23,779
Sales and marketing	27,573	32,183
Insurance and other expenses	25,675	27,696

Total expenses	453,968	452,622

Operating income (loss)	5,565	(1,405)

Other (expense) income:
Interest expense	(101,926)	(102,565)
Interest income	145	200

Total other expense	(101,781)	(102,365)

Net loss	$(96,216)	$(103,770)

Hilton Garden Inn, Hilton Head Island, South Carolina

Statements of Cash Flows

Three Month Periods Ended March 31, 2008 and 2007

Unaudited

	2008	2007
Cash flows from operating activities:
Net loss	$(96,216)	$(103,770)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization expense	96,585	96,585
Changes in operating assets and liabilities:
Trade accounts receivable	(2,983)	(14,062)
Prepaid expenses and other assets	44,318	(80,638)
Accounts payable and accrued expenses	(61,574)	55,099

Net cash used in operating activities	(19,870)	(46,786)

Cash flows from investing activities:
Purchase of property and equipment	(1,108)	(1,711)

Net cash used in investing activities	(1,108)	(1,711)

Cash flows from financing activities:
Restricted cash	37,157	33,910
Owners contributions	62,656	50,690
Payments on note payable	(29,178)	(28,540)

Net cash provided by financing activities	70,635	56,060

Net increase in cash	49,657	7,563
Cash, beginning of year	64,446	114,398

Cash, end of year	$114,103	$121,961

Apple REIT Eight, Inc.

Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2008 (unaudited)

(in thousands, except share data)

The following unaudited Pro Forma Condensed Consolidated Balance Sheet of Apple REIT Eight, Inc. gives effect to the following hotel acquisitions:

Franchise	Location	Gross Purchase Price (millions)	Actual Acquisition Date
Courtyard	Winston-Salem, NC	$13.5	May 19, 2008
Hilton Garden Inn	Hilton Head, SC	13.5	May 29, 2008

True North Hotels Portfolio (4 Hotels):
Residence Inn	Kansas City, MO	17.4	April 30, 2008
Residence Inn	Overland Park, KS	15.9	April 30, 2008
Residence Inn	Westford, MA	14.9	April 30, 2008
Fairfield Inn & Suites	Overland Park, KS	12.1	Pending

Intermountain Hotels Portfolio (2 Hotels):
Residence Inn	Fayetteville, NC	12.2	May 9, 2008
Courtyard	Wichita, KS	8.3	June 13, 2008

Dimension Hotels Portfolio (3 Hotels):
Courtyard	Cypress, CA	31.2	April 30, 2008
Homewood Suites	San Jose, CA	19.5	Pending
Homewood Suites	Tukwila, WA	14.5	Pending

Homecourt Hospitality Group (4 Hotels):
Residence Inn	Greenville, SC	8.7	May 19, 2008
Homewood Suites	Birmingham, AL	16.5	May 23, 2008
Homewood Suites	Jacksonville, FL	23.3	June 17, 2008
TownePlace Suites	Tampa, FL	11.2	June 17, 2008

	Total	$232.7

This Pro Forma Condensed Consolidated Balance Sheet also assumes all of the hotels had been leased to our wholly-owned taxable REIT subsidiaries pursuant to master hotel lease arrangements. The hotels acquired will be managed by affiliates of True North Hotel Group, Inc., McKibbon Hotel Group, Inc., Intermountain Management, LLC and Dimension Development Company under separate management agreements.

Such pro forma information is based in part upon the historical Consolidated Balance Sheet of Apple REIT Eight, Inc. and the historical balance sheets of the hotel properties.

The following unaudited Pro Forma Condensed Consolidated Balance Sheet of Apple REIT Eight, Inc. is not necessarily indicative of what the actual financial position would have been assuming such transactions had been completed as of March 31, 2008, nor does it purport to represent the future financial position of Apple REIT Eight, Inc.

The unaudited Pro Forma Condensed Consolidated Balance Sheet should be read in conjunction with, and is qualified in its entirety by, the historical balance sheets of the acquired hotels.

Balance Sheet as of March 31, 2008 (unaudited)

(In thousands, except share data)

	Company Historical Balance Sheet	Pro forma Adjustments		Total Pro forma
ASSETS
Investment in hotel properties, net	$414,974	$238,251	(A)	$653,225
Cash and cash equivalents	406,070	(147,762	) (C)	258,308
Other assets, net	20,464	953	(B)	21,417

Total Assets	$841,508	$91,442		$932,950

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities
Intangible liabilities, net	$10,055	$—		$10,055
Mortgage notes payable - secured	5,143	91,442	(B)	96,585
Accounts payable and accrued expenses	2,197	—		2,197

Total liabilities	17,395	91,442		108,837

Preferred stock, authorized 15,000,000 shares	—	—		—
Series A preferred stock, no par value, authorized 200,000,000 shares	—	—		—
Series B convertible preferred stock, no par value, authorized 240,000 shares	24	—		24
Common stock, no par value, authorized 200,000,000 shares	843,990	—		843,990
Distributions greater than net income	(19,901)	—		(19,901)

Total shareholders’ equity	824,113	—		824,113

Total liabilities and shareholders’ equity	$841,508	$91,442		$932,950

Notes to Pro Forma Condensed Consolidated Balance Sheet (unaudited)

(A)	The estimated total purchase price for the 15 properties that have been, or will be, purchased after March 31, 2008 consists of the following. This purchase price allocation is preliminary and subject to change.

(In thousands)	True North Hotels Portfolio	Intermountain Hotels Portfolio	Dimension Hotels Portfolio	Winston-Salem, NC Courtyard	Homecourt Hotels Portfolio	Hilton Head, SC Hilton Garden Inn	Total Combined
Purchase price per contract	$60,100	$20,474	$65,164	$13,500	$59,700	$13,500	$232,438
Other closing and capitalized costs (credits) incurred	301	103	326	68	299	68	1,165
Acquisition fee payable to Apple Suites Realty Group (2% of purchase price per contract)	1,202	409	1,303	270	1,194	270	4,648

Investment in hotel properties	61,603	20,986	66,793	13,838	61,193	13,838	238,251	(A)
Net other assets/(liabilities) assumed	(25,665)	(7,060)	—	(7,920)	(43,381)	(6,463)	(90,489	) (B)

Total purchase price	$35,938	$13,926	$66,793	$5,918	$17,812	$7,375	$147,762	(C)

(B)	Represents other assets and liabilities assumed in the acquisition of the hotels including, mortgages payable, operational charges and credits and prepaid or accrued property taxes.

(C)	Represents the reduction of cash and cash equivalents by the amount utilized to fund the acquisitions.

Apple REIT Eight, Inc.

Pro Forma Condensed Consolidated Statement of Operations (unaudited)

For the year ended December 31, 2007 and three months ended March 31, 2008

(in thousands, except per share data)

The following unaudited Pro Forma Condensed Consolidated Statements of Operations of Apple REIT Eight, Inc. gives effect to the following hotel acquisitions:

Franchise	Location	Gross Purchase Price (millions)	Actual Acquisition Date
Courtyard	Somerset, NJ	$16.0	November 9, 2007
SpringHill Suites	Greensboro, NC	8.0	November 9, 2007
Courtyard	Harrisonburg, VA	23.2	November 16, 2007
Hampton Inn	Bowling Green, KY	18.8	December 6, 2007
Homewood Suites	Chattanooga, TN	8.6	December 14, 2007
Hampton Inn	Port Wentworth, GA	10.8	January 2, 2008
Independent	New York, NY	99.0	January 4, 2008
Hilton Garden Inn	Annapolis, MD	25.0	January 15, 2008
Hampton Inn	Matthews, NC	11.3	January 15, 2008
Hampton Inn	Dunn, NC	12.5	January 24, 2008
Hilton Garden Inn	Tallahassee, FL	13.2	January 25, 2008
Hampton Inn	Concord, NC	9.2	March 7, 2008
SpringHill Suites	Sanford, FL	11.2	March 14, 2008
Courtyard	Winston-Salem, NC	13.5	May 19, 2008
Hilton Garden Inn	Hilton Head, SC	13.5	May 29, 2008

True North Hotels Portfolio (7 Hotels):
Residence Inn	Marlborough, MA	20.2	January 15, 2008
Hampton Inn & Suites	Westford, MA	15.3	March 6, 2008
SpringHill Suites	Overland Park, KS	8.9	March 17, 2008
Residence Inn	Kansas City, MO	17.4	April 30, 2008
Residence Inn	Overland Park, KS	15.9	April 30, 2008
Residence Inn	Westford, MA	14.9	April 30, 2008
Fairfield Inn & Suites	Overland Park, KS	12.1	Pending

Intermountain Hotels Portfolio (7 Hotels):
Fairfield Inn & Suites	Rogers, AR	8.0	February 29, 2008
Residence Inn	Rogers, AR	11.7	February 29, 2008
Courtyard	Texarkana, TX	12.9	March 7, 2008
TownePlace Suites	Texarkana, TX	9.1	March 7, 2008
Residence Inn	Springdale, AR	5.6	March 14, 2008
Residence Inn	Fayetteville, NC	12.2	May 9, 2008
Courtyard	Wichita, KS	8.3	June 13, 2008

Dimension Hotels Portfolio (4 Hotels):
Hilton Garden Inn	Sacramento, CA	27.6	March 7, 2008
Courtyard	Cypress, CA	31.2	April 30, 2008
Homewood Suites	San Jose, CA	19.5	Pending
Homewood Suites	Tukwila, WA	14.5	Pending

Homecourt Hospitality Group (4 Hotels):
Residence Inn	Greenville, SC	8.7	May 19, 2008
Homewood Suites	Birmingham, AL	16.5	May 23, 2008
Homewood Suites	Jacksonville, FL	23.3	June 17, 2008
TownePlace Suites	Tampa, FL	11.2	June 17, 2008

	Total	$618.8

These Pro Forma Condensed Consolidated Statements of Operations also assume all of the hotels had been leased to our wholly-owned taxable REIT subsidiaries pursuant to master hotel lease arrangements. The hotels acquired will be managed by affiliates of Newport Hospitality Group, Inc., Larry Blumberg & Associates, True North Hotel Group, Inc., White Lodging Services Corporation, McKibbon Hotel Group, Inc., Intermountain Management, LLC, Marriott International, Inc. and Dimension Development Company under separate management agreements.

Such pro forma information is based in part upon the historical Consolidated Statement of Operations of Apple REIT Eight, Inc. and the historical Statements of Operations of the hotel properties.

The following unaudited Pro Forma Condensed Consolidated Statements of Operations of Apple REIT Eight, Inc. are not necessarily indicative of what the actual financial results would have been assuming such transactions had been completed as of January 1, 2007, nor do they purport to represent the future financial results of Apple REIT Eight, Inc.

The unaudited Pro Forma Condensed Consolidated Statements of Operations should be read in conjunction with, and is qualified in its entirety by, the historical Statements of Operations of the acquired hotels.

Pro Forma Condensed Consolidated Statement of Operations (unaudited)

For the three months ended March 31, 2008

(In thousands, except per share data)

	Company Historical Statement of Operations	Charlotte/ Matthews - Hilton Hampton Inn (A)	Riva Hospitality, LLC Annapolis, MD Hilton Garden Inn (A)	Dunn, NC Hampton Inn (A)	Carlton Hospitality, LLC Tallahassee, FL Hilton Garden Inn (A)	Concord, NC Hampton Inn (A)	Sanford, FL Spring Hill Suites (A)	True North Hotels Portfolio (7 Hotels) (A)	Intermountain Hotels Portfolio (7 Hotels) (A)
Revenue:
Room revenue	$11,631	$99	$70	$125	$177	$383	$658	$3,697	$3,180
Other revenue	980	2	4	2	21	7	29	22	90

Total revenue	12,611	101	74	127	198	390	687	3,719	3,270

Expenses:
Operating expenses	6,422	25	55	56	64	155	252	1,739	1,205
General and administrative	1,144	8	27	10	10	35	27	313	383
Management and franchise fees	816	11	6	10	30	28	50	341	321
Taxes, insurance and other	709	4	11	5	9	22	39	204	183
Depreciation of real estate owned	2,729	—	—	—	—	27	—	610	302

Land lease	1,506	—	—	—	—	—	—	—	—
Investment and interest, net	(6,231)	—	—	—	—	79	—	582	234

Total expenses	7,095	48	99	81	113	346	368	3,789	2,628
Income tax expense	—	—	—	—	—	—	—	—	—

Net income (loss)	$5,516	$53	$(25)	$46	$85	$44	$319	$(70)	$642

Basic and diluted earnings per common share	$0.07

Weighted average common shares outstanding - basic and diluted	75,397

Pro Forma Condensed Consolidated Statement of Operations (unaudited)

For the three months ended March 31, 2008

(In thousands, except per share data)

	Dimension Hotels Portfolio (4 Hotels) (A)	Winston-Salem, NC Courtyard (A)	Homecourt Hospitality Group (4 Hotels) (A)	Hilton Head, SC Hilton Garden Inn (A)	Pro forma Adjustments		Total Pro forma
Revenue:
Room revenue	$4,828	$710	$3,106	$424	$—		29,088
Other revenue	418	63	56	36	—		1,730

Total revenue	5,246	773	3,162	460	—		30,818

Expenses:
Operating expenses	2,215	303	1,066	239	—		13,796
General and administrative	421	79	291	47	—		2,795
Management and franchise fees	336	70	263	23	—		2,305
Taxes, insurance and other	271	42	176	48	—		1,723
Depreciation of real estate owned	512	119	653	97	(2,320	) (C)	4,882
					2,153	(D)
Land lease	—	—	—	—	—		1,506
Investment and interest, net	756	120	668	102	625	(E)	(3,065)

Total expenses	4,511	733	3,117	556	458		23,942
Income tax expense	—	—	—	—	—	(G)	—

Net income (loss)	$735	$40	$45	$(96)	$(458)		6,876

Basic and diluted earnings per common share							$0.09

Weighted average common shares outstanding - basic and diluted					—	(F)	75,397

Pro Forma Condensed Consolidated Statement of Operations (unaudited)

For the year ended December 31, 2007

(In thousands, except per share data)

	Company Historical Statement of Operations	TLC Somerset, S.M.L.L.C. Somerset, NJ Courtyard (A)	Newport Patriot, L.L.C. Bowling Green, KY Hampton Inn (A)	Amtel Associates, LLC Chattanooga, TN Homewood Suites (A)	BRR Greensboro, S.M.L.L.C. & BRR Harrisonburg, S.M.L.L.C. SpringHill Suites and Courtyard (A)	Newport Historic, L.L.C., Newport Virginian, L.L.C. & Newport Savannah, L.L.C. Port Wentworth, GA Hampton Inn (A)	Hotel 57 New York, NY Indpendent (A)
Revenue:
Room revenue	$1,385	$4,181	$3,181	$2,011	$5,395	$2,942	$12,702
Other revenue	100	429	51	50	239	40	2,153

Total revenue	1,485	4,610	3,232	2,061	5,634	2,982	14,855

Expenses
Operating expenses	769	2,284	1,343	725	2,002	1,058	11,416
General and administrative	1,046	463	315	178	574	382	2,051
Management and franchise fees	117	432	252	260	764	390	501
Taxes, insurance and other	165	198	78	164	135	160	531
Depreciation of real estate owned	333	180	208	—	319	299	2,604

Interest, net	(6,343)	507	152	375	321	397	4,421

Total expenses	(3,913)	4,064	2,348	1,702	4,115	2,686	21,524
Income tax expense	—	—	57	—	35	—	—

Net income (loss)	$5,398	$546	$827	$359	$1,484	$296	$(6,669)

Basic and diluted earnings (loss) per common share	$0.35

Weighted average common shares outstanding - basic and diluted	15,376

Pro Forma Condensed Consolidated Statement of Operations (unaudited)

For the year ended December 31, 2007

(In thousands, except per share data)

	Charlotte/ Matthews - Hilton Hampton Inn (A)	Riva Hospitality, LLC Annapolis, MD Hilton Garden Inn (A)	Dunn, NC Hampton Inn (A)	Carlton Hospitality, LLC Tallahassee, FL Hilton Garden Inn (A)	Concord, NC Hampton Inn (A)	Sanford, FL SpringHill Suites (A)	True North Hotels Portfolio (7 Hotels) (A)	Intermountain Hotels Portfolio (7 Hotels) (A)
Revenue:
Room revenue	$2,610	$1,557	$2,408	$2,700	$2,245	$2,500	$18,275	$15,158
Other revenue	70	69	30	318	54	113	95	454

Total revenue	2,680	1,626	2,438	3,018	2,299	2,613	18,370	15,612

Expenses
Operating expenses	876	992	854	1,422	707	1,290	8,126	5,950
General and administrative	273	307	403	115	201	86	1,392	2,138
Management and franchise fees	218	197	194	258	288	308	1,761	1,482
Taxes, insurance and other	85	60	93	218	101	242	908	855
Depreciation of real estate owned	136	608	338	841	248	221	2,501	1,886

Interest, net	181	393	764	541	249	(17)	3,612	2,850

Total expenses	1,769	2,557	2,646	3,395	1,794	2,130	18,300	15,161
Income tax expense	—	—	—	—	—	—	—	—

Net income (loss)	$911	$(931)	$(208)	$(377)	$505	$483	$70	$451

Basic and diluted earnings (loss) per common share
Weighted average common shares outstanding - basic and diluted

Pro Forma Condensed Consolidated Statement of Operations (unaudited)

For the year ended December 31, 2007

(In thousands, except per share data)

	Dimension Hotels Portfolio (4 Hotels) (A)	Winston-Salem, NC Courtyard (A)	Homecourt Hospitality Group (4 Hotels) (A)	Hilton Head, SC Hilton Garden Inn (A)	Pro forma Adjustments		Total Pro forma
Revenue:
Room revenue	$20,378	$2,860	$12,043	$2,172	$—		$116,703
Other revenue	2,055	222	239	224	—		7,005

Total revenue	22,433	3,082	12,282	2,396	—		123,708

Expenses
Operating expenses	7,338	1,248	4,413	1,130	—		53,943
General and administrative	3,718	345	1,190	206	2,000	(B)	17,383
Management and franchise fees	2,382	282	986	156	—		11,228
Taxes, insurance and other	811	156	669	215	—		5,844
Depreciation of real estate owned	3,509	469	2,501	391	(17,592	) (C)	18,331
					18,331	(D)
Interest, net	3,362	490	2,731	421	(10,146	) (E)	5,261

Total expenses	21,120	2,990	12,490	2,519	(7,407)		111,990
Income tax expense	—	—	—	—	(92	) (G)	—

Net income (loss)	$1,313	$92	$(208)	$(123)	$7,499		$11,718

Basic and diluted earnings (loss) per common share							$0.22

Weighted average common shares outstanding - basic and diluted					38,683	(F)	54,059

Notes to Pro Forma Condensed Consolidated Statements of Operations (unaudited):

(A) Represents results of operations for the hotels on a pro forma basis as if the hotels were owned by the Company at January 1, 2007 for the respective period prior to acquisition by the Company. The Company was initially formed on January 22, 2007, and had no operations before that date. Additionally, two properties began operations during 2007, and one property remained under construction as of March 31, 2008. Therefore, these hotels had limited historical operational activity prior to their opening. The properties and their applicable status are as follows: Annapolis, MD Hilton Garden Inn, opened June 2007, Westford, MA Hampton Inn & Suites, opened August 2007 and Overland Park, KS Fairfield Inn & Suites is under construction.

(B) Represents adjustments to level of administrative and other costs associated with being a public company and owning additional properties, including the advisory fee, accounting and legal expenses, net of cost savings derived from owning multiple operating properties.

(C) Represents elimination of historical depreciation and amortization expense of the acquired properties.

(D) Represents the depreciation on the hotels acquired based on the purchase price allocation to depreciable property and the dates the hotels began operation. The weighted average lives of the depreciable assets are 39 years for building and seven years for furniture, fixtures and equipment (FF&E). These estimated useful lives are based on management’s knowledge of the properties and the hotel industry in general.

(E) Interest expense related to prior owner’s debt which was not assumed has been eliminated. Interest income has been adjusted for funds used to acquire properties as of January 1, 2007, or the dates the hotels began operations.

(F) Represents the weighted average number of shares required to be issued to generate the purchase price of each hotel, net of any debt assumed. The calculation assumes all properties were acquired on the latter of January 1, 2007, or the dates the hotels began operations.

(G) Estimated income tax expense of our wholly owned taxable REIT subsidiaries is zero based on the contractual agreements put in place between the Company and our lessees, based on a combined tax rate of 40% of taxable income. Based on the terms of the lease agreements, our taxable subsidiaries would have incurred a loss during these periods. No operating loss benefit has been recorded as realization is not certain.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apple REIT Eight, Inc.

By:	/s/ Glade M. Knight
Glade M. Knight, Chief Executive Officer

June 23, 2008